UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: July 7, 2016

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd. Suite 200 Southfield, Michigan		48034
(Address of Principal Executive Offices)		(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 7, 2016, Sun Communities, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement dated July 7, 2016, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-204911). The prospectus supplement was filed to register the resale from time to time by certain selling stockholders of up to 3,329,880 shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Method of Filing

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith

8.1	Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, as to certain tax matters	Filed herewith

23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1

23.2	Consent of Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation	Included in Exhibit 8.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Communities, Inc.

Date: July 13, 2016	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith

8.1	Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, as to certain tax matters	Filed herewith

23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1

23.2	Consent of Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation	Included in Exhibit 8.1